Exhibit 10.1

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT to that certain Securities Purchase Agreement dated as of April 25, 2008 between MDRNA, Inc., a Delaware corporation (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”) (the “Purchase Agreement”), is dated as of June 9, 2009.

WHEREAS, the parties desire to amend the Purchase Agreement in the manner set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, the Company and the Purchaser hereby agrees as follows:

1.	The definition of “Exempt Issuance” is hereby amended to add the following: “and (d) shares of Common Stock and warrants to purchase Common Stock (including the shares of Common Stock issuable upon exercise of such warrants) issued pursuant to that certain Securities Purchase Agreement, dated as of June 9, 2009, by and among the Company and the other parties thereto.”

2.	The definition of “Warrants” is hereby deleted in its entirety and replaced with the following:

““Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable upon the six month anniversary of the date hereof and have a term of exercise equal to seven years, as to the Warrant issued pursuant to Section 2.2(a)(iv), and 90 days, as to the Warrant issued pursuant to Section 2.2(a)(v), otherwise in the form of Exhibit A attached hereto, as may be amended from time to time.”

3.

Section 4.12 of the Purchase Agreement is hereby amended by substituting (i) “two Trading Days” for “three Trading Days” in Section 4.12(b) and (ii) “second (2nd) Trading Day” for “third (3rd) Trading Day” in Sections 4.12(c), (d) and (e).

4.	This Amendment shall be effective upon the Company’s execution and receipt of the same amendment executed by all the other Purchasers.

5.

Except as otherwise expressly provided by this Amendment, all of the terms and conditions of the Purchase Agreement and each other Transaction Document (as defined in the Purchase Agreement) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the effectiveness of this Amendment (A) all references in the Purchase Agreement to the “Purchase Agreement,” “hereto,” “hereof,” “this Agreement,” “hereunder” or words of like import referring to the Purchase Agreement shall mean the Purchase Agreement as amended by this Amendment and the other same amendments, and (B) all references in the other Transaction Documents to the

“Purchase Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Purchase Agreement shall mean the Purchase Agreement as amended by this Amendment and the other same amendments, and (ii) the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Purchaser under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document and all of them shall continue in full force and effect, as amended or modified by this Amendment and the other same amendments.

6.	This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of laws thereof. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same amendment and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized signatures as of the date first set forth above.

MDRNA, INC.

By:	/s/ Bruce R. York
Name:	Bruce R. York
Title:	CFO

[PURCHASER SIGNATURE PAGES TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized signatures as of the date first set forth above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

E-mail Address of Authorized Signatory:

Fax Number of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

4